Exhibit 13.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Compugen Ltd. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I the undersigned, being the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.     The Report fully complies with the requirements of sections 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alex Kotzer

Title:    President, Chief Executive Officer and Director
Date:    April 2, 2008